Mine restoration provisions	12 Months Ended
Dec. 31, 2021
Disclosure Of Provisions [Abstract]
Mine restoration provisions	Mine restoration provisionsThe Company’s mine restoration provisions consist primarily of costs associated with mine reclamation and closure activities. These activities, which are site specific, generally include costs for earthworks, including detoxification and recontouring, revegetation, water treatment and demolition. In calculating the present value of the Company’s mine restoration provisions as at December 31, 2021, management used a risk-free rate applicable to each location’s functional currency ranging from 1.52% to 1.69% and an inflation rate of 2.5%. The undiscounted cash flows, before inflation adjustments, and including the Company's proportionate share of the reclamation costs for Gramalote, to settle the mine restoration provisions was estimated at approximately $105 million at December 31, 2021 (2020 - $89 million). Due to the nature of mine closure plans, cash expenditures are expected to occur over a significant period of time with the majority of the expenditures expected to occur in the years from 2031 to 2047.
The following table shows the movement in the provision for mine restoration provisions:

	2021	2020
	$	$

Balance, beginning of year	104,282	75,419
Reclamation spending at continuing operations	(343)	(425)
Accretion expense	1,438	917
Change in obligation	12,484	28,371
Liabilities associated with assets sold	(580)	—
Balance, end of year	117,281	104,282
Less: current portion	(734)	—
	116,547	104,282